UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 5, 2015
Date of Report (Date of earliest event reported)

ROYAL MINES AND MINERALS CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-52391	20-4178322
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

2580 Anthem Village Dr.
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 588-5973
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)	Resignation of Independent Registered Public Accounting Firm

On August 5, 2015, the board of directors of Royal Mines and Minerals Corp. (the “Company”) dismissed the engagement of De Joya Griffith, LLC (“De Joya Griffith”) as the Company’s Independent Registered Public Accounting Firm.

De Joya Griffith’s reports on the financial statements of the Company for the years ended April 30, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles with the exception of a statement regarding the uncertainty of the Company's ability to continue as a going concern.

There have been no disagreements during the fiscal years ended April 30, 2015 and 2014 and the subsequent interim period up to and including the date of resignation between the Company and De Joya Griffith on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of De Joya Griffith, would have caused them to make reference to the subject matter of the disagreement in connection with De Joya Griffith report.

The Company has provided De Joya Griffith with a copy of this report and has requested in writing that De Joya Griffith provide a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the above statements. The Company has received a copy of De Joya Griffith’s letter and has filed it as an exhibit to this report.

(b)	Appointment of Independent Registered Public Accounting Firm

On August 5, 2015, the Company appointed RBSM as its new independent registered public accounting firm. The Company’s board of directors approved the engagement of RBSM.

The Company did not consult with RBSM during the fiscal years ended April 30, 2015 and 2014 and any subsequent interim period prior to their engagement regarding: (i) the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that the newly appointed accountant concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event in response to paragraph (a)(1)(iv) of Item 304 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description of Exhibit
16.1	Letter of De Joya Griffith, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL MINES AND MINERALS CORP.

Date: September 17, 2015
	By:	/s/ Jason S. Mitchell

JASON S. MITCHELL
Chief Financial Officer